UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2016

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On August 17, 2016, New York REIT, Inc. (the “Company”) and New York Recovery Operating Partnership, L.P. (the “Operating Partnership”) entered into the Second Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated April 14, 2014 by and among the Company, the Operating Partnership, Capital One, National Association, as administrative agent, and the other lenders party thereto (as amended, the “Credit Facility”).

The Amendment modified a representation in the Credit Facility in order to permit contemplation of a liquidation and permit the Company to adopt a plan of liquidation if the Company so desired.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Item 8.01.	Other Events.

Plan of Liquidation

On August 21, 2016, the Board of Directors of the Company approved a Plan of Liquidation (the “Plan”) to sell all or substantially all of the assets of the Company and the Operating Partnership and to liquidate and dissolve the Company and the Operating Partnership. Implementation of the Plan is contingent upon stockholder approval. The approval by the Board of Directors of the Plan was by a vote of five directors voting for and one director voting against.

Press Release

On August 22, 2016, the Company issued a press release with respect to the Amendment and the Plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns.

The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to, the factors included in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and in any other reports the Company files with the SEC, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Second Amendment to the Second Amended and Restated Credit Agreement, dated April 14, 2014 by and among New York Recovery Operating Partnership, L.P., as borrower, New York REIT, Inc. as the REIT and guarantor, the lenders party thereto and Capital One, National Association, as administrative agent.

99.1	Press Release dated August 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2016	NEW YORK REIT, INC.

	By:	/s/ MICHAEL A. HAPPEL
Michael A. Happel
Chief Executive Officer and President